ORCHID ISLAND CAPITAL ANNOUNCES

MAY 2021 MONTHLY DIVIDEND AND

APRIL 30, 2021 RMBS PORTFOLIO CHARACTERISTICS

•         May 2021 Monthly Dividend of $0.065 Per Share of Common Stock

•         RMBS Portfolio Characteristics as of April 30, 2021

•         Next Dividend Announcement Expected June 15, 2021

Vero Beach, Fla., May 12, 2021 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors (the “Board”) declared a monthly cash dividend for the month of May 2021. The dividend of $0.065 per share will be paid June 28, 2021, to holders of record of the Company’s common stock on May 28, 2021, with an ex-dividend date of May 27, 2021.  The Company plans on announcing its next common stock dividend on June 15, 2021.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of May 12, 2021, the Company had 95,262,758 shares of common stock outstanding. As of April 30, 2021 and March 31, 2021, the Company had 94,410,960 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of April 30, 2021 are presented below. These figures are preliminary and subject to change.  The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

•         RMBS Valuation Characteristics

•         RMBS Assets by Agency

  Investment Company Act of 1940 (Whole Pool) Test Results
  Repurchase Agreement Exposure by Counterparty
  RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions and the expected funding of purchased assets. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

RMBS Valuation Characteristics
($ in thousands)
									Realized	Realized
									Apr 2021	Feb - Apr	Modeled	Modeled
					Net			Weighted	CPR	2021 CPR	Interest	Interest
			%		Weighted			Average	(1-Month)	(3-Month)	Rate	Rate
	Current	Fair	of	Current	Average			Maturity	(Reported	(Reported	Sensitivity	Sensitivity
Type	Face	Value(1)	Portfolio	Price	Coupon	GWAC	Age	(Months)	in May)	in May)	(-50 BPS)(2)	(+50 BPS)(2)
Pass Through RMBS
15yr 2.5	$234,989	$248,468	5.85%	$105.74	2.50%	2.87%	4	172	4.64%	3.19%	$3,689	$(4,483)
15yr 4.0	612	659	0.02%	107.76	4.00%	4.50%	36	120	8.21%	8.16%	7	(8)
15yr Total	235,601	249,127	5.87%	105.74	2.50%	2.88%	5	172	4.65%	3.20%	3,696	(4,491)
20yr 2.0	148,010	151,177	3.56%	102.14	2.00%	2.87%	4	236	3.17%	2.38%	1,979	(3,032)
20yr Total	148,010	151,177	3.56%	102.14	2.00%	2.87%	4	236	3.17%	2.38%	1,979	(3,032)
30yr 2.5	682,916	710,585	16.74%	104.05	2.50%	3.46%	6	351	7.92%	6.27%	8,831	(15,510)
30yr 3.0	1,971,077	2,111,209	49.74%	107.11	3.00%	3.50%	5	354	6.94%	8.09%	32,952	(47,461)
30yr 3.5	590,509	647,413	15.25%	109.64	3.50%	4.00%	17	338	21.10%	22.63%	6,623	(11,345)
30yr 4.0	178,573	200,433	4.72%	112.24	4.00%	4.51%	31	322	20.27%	19.98%	3,279	(3,861)
30yr 4.5	84,955	95,643	2.25%	112.58	4.50%	5.00%	23	333	34.25%	32.75%	574	(1,040)
30yr Total	3,508,030	3,765,283	88.71%	107.33	3.07%	3.66%	9	349	10.85%	12.90%	52,259	(79,217)
Total Pass Through RMBS	3,891,641	4,165,587	98.14%	107.04	3.00%	3.59%	8	334	10.18%	11.49%	57,934	(86,740)
Structured RMBS
Interest-Only Securities	496,943	74,334	1.75%	14.97	3.61%	4.19%	60	288	29.31%	39.71%	(7,132)	6,392
Inverse Interest-Only Securities	62,791	4,619	0.11%	7.36	3.79%	4.40%	44	310	55.23%	42.17%	(475)	(81)
Total Structured RMBS	559,734	78,953	1.86%	14.11	3.63%	4.21%	58	291	32.77%	40.26%	(7,607)	6,311

Total Mortgage Assets	$4,451,375	$4,244,540	100.00%		3.08%	3.67%	15	328	12.62%	14.15%	$50,327	$(80,429)

											Interest	Interest
	Average	Hedge									Rate	Rate
	Notional	Period									Sensitivity	Sensitivity
Hedge	Balance	End									(-50 BPS)(2)	(+50 BPS)(2)
Eurodollar Futures	$(50,000)	Dec-2021									$(188)	$188
Swaps	(1,355,000)	Dec-2026									(39,176)	39,176
5-Year Treasury Future	(269,000)	Jun-2021(3)									(9,888)	7,355
10-Year Treasury Ultra	(23,500)	Jun-2021(4)									(2,449)	2,098
TBA	(548,000)	May-2021									(4,356)	8,776
Swaptions	(244,350)	Jun-2022									(6,754)	6,217
Yield Curve Spread Floor	(150,000)	Feb-2023									n/a	n/a
Hedge Total	$(2,639,850)										$(62,811)	$63,810
Rate Shock Grand Total											$(12,484)	$(16,619)

(1)    Amounts in the tables above include assets with a fair value of approximately $15.8 million purchased in April 2021, which settle in May 2021.

(2)    Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(3)    Five-year Treasury futures contracts were valued at prices of $123.94 at April 30, 2021.  The market value of the short position was $333.4 million.

(4)    Ten-year Treasury Ultra futures contracts were valued at prices of $145.55 at April 30, 2021.  The market value of the short position was $34.2 million.

RMBS Assets by Agency			Investment Company Act of 1940 Whole Pool Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value(1)	Portfolio	Asset Category	Value(1)	Portfolio
As of April 30, 2021			As of April 30, 2021
Fannie Mae	$3,340,240	78.7%	Non-Whole Pool Assets	$322,417	7.6%
Freddie Mac	904,300	21.3%	Whole Pool Assets	3,922,123	92.4%
Total Mortgage Assets	$4,244,540	100.0%	Total Mortgage Assets	$4,244,540	100.0%

(1)    Amounts in the tables above include assets with a fair value of approximately $15.8 million purchased in April 2021, which settle in May 2021.

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of April 30, 2021	Borrowings(1)	Debt	Rate	in Days	Maturity
Wells Fargo Bank, N.A.	$379,037	9.4%	0.12%	54	7/12/2021
Mirae Asset Securities (USA) Inc.	370,908	9.1%	0.17%	59	8/5/2021
ASL Capital Markets Inc.	345,921	8.5%	0.13%	50	7/16/2021
J.P. Morgan Securities LLC	345,447	8.5%	0.18%	122	9/7/2021
Mitsubishi UFJ Securities (USA), Inc.	329,683	8.1%	0.17%	49	7/12/2021
RBC Capital Markets, LLC	277,217	6.8%	0.16%	32	7/19/2021
ABN AMRO Bank N.V.	224,818	5.5%	0.15%	61	7/12/2021
Cantor Fitzgerald & Co.	216,315	5.3%	0.15%	33	7/8/2021
Citigroup Global Markets Inc	206,872	5.1%	0.18%	12	5/12/2021
Nomura Securities International, Inc.	205,089	5.0%	0.12%	28	6/18/2021
ED&F Man Capital Markets Inc.	204,081	5.0%	0.15%	85	8/19/2021
Barclays Capital Inc.	152,630	3.8%	0.17%	12	5/12/2021
ING Financial Markets LLC	145,001	3.6%	0.13%	69	7/8/2021
Merril Lynch, Pierce, Fenner & Smith Inc.	141,877	3.5%	0.15%	73	7/14/2021
South Street Securities, LLC	103,724	2.5%	0.23%	79	10/8/2021
Goldman, Sachs & Co. LLC	100,655	2.5%	0.17%	31	7/12/2021
Daiwa Capital Markets America Inc.	98,119	2.4%	0.16%	11	5/12/2021
BMO Capital Markets Corp.	89,396	2.2%	0.13%	75	7/14/2021
Lucid Cash Fund USG LLC	49,242	1.2%	0.17%	13	5/13/2021
Austin Atlantic Asset Management Co.	49,157	1.2%	0.19%	6	5/6/2021
J.V.B. Financial Group, LLC	32,945	0.8%	0.11%	85	7/26/2021
Total Borrowings	$4,068,134	100.0%	0.15%	54	10/8/2021

(1)    In April 2021, the Company purchased assets with a fair value of approximately $15.8 million, which settle in May 2021 that are expected to be funded substantially by repurchase agreements not included in the table above.

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400